UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2004

RELIANT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16455	76-0655566
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1000 Main Street Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      In this Current Report on Form 8-K (Form 8-K), “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

Section 1 — Registrant’s Business and Operations; Section 2 — Financial Information;

and Section 8 — Other Events

Item 1.01. Entry into a Material Definitive Agreement; Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant; and Item 8.01. Other Events

      On December 22, 2004, we issued and sold $750 million aggregate principal amount of 6.75% Senior Secured Notes due 2014 under a registration statement on Form S-3 (File No. 333-107296), filed with the Securities and Exchange Commission on December 10, 2003, as supplemented by the prospectus supplement dated December 14, 2004. The notes constitute a new series of debt securities and their terms are set forth under a senior indenture, dated as of December 22, 2004, between Reliant Energy and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to this Form 8-K) and a first supplemental indenture, dated as of December 22, 2004, among Reliant Energy, the subsidiaries of Reliant Energy named therein and Wilmington Trust Company, as trustee (filed as Exhibit 4.2 to this Form 8-K). In connection with this transaction, on December 14, 2004, we entered into an underwriting agreement, among Reliant Energy, the subsidiaries of Reliant Energy named therein, Goldman Sachs & Co., as representative of the underwriters, and M.R. Beal & Company, as qualified independent underwriter (filed as Exhibit 1.1 to this Form 8-K).

      On December 22, 2004, we entered into a second amended and restated credit and guaranty agreement with Bank of America, N.A., Barclays Bank, PLC and Deutsche Bank AG, New York Branch, Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and the other lenders party thereto (filed as Exhibit 10.1 to this Form 8-K). The credit agreement includes a revolving credit facility in an aggregate principal amount of $1.7 billion and a term loan facility in an aggregate principal amount of approximately $1.3 billion. The revolving credit facility will mature in December 2009 and the term loan facility will mature in April 2010. The revolving credit facility bears interest at LIBOR plus 2.875% and the term loan facility bears interest at LIBOR plus 2.375%. Our material subsidiaries, except subsidiaries prohibited by the terms of their financing documents from doing so, have agreed to guarantee the amended and restated credit facilities.

      On December 22, 2004, we converted $400 million aggregate principal amount of four series of floating-rate tax-exempt facilities revenue bonds issued by the Pennsylvania Economic Development Financing Authority (PEDFA) to fixed-rate tax-exempt facilities revenue bonds. In addition to this transaction, PEDFA issued an additional $100 million aggregate principal amount of one series of fixed-rate tax-exempt facilities revenue bonds. All five series of PEDFA bonds have a coupon rate of 6.75%, a 32-year term and are callable at our option beginning in December 2009. The payment of the interest and principal on the PEDFA bonds is backed by a loan agreement with Reliant Energy Seward, LLC, one of our subsidiaries. We have guaranteed the payment of the loan agreement under five separate guarantee agreements, each dated as of December 22, 2004, with J.P. Morgan Trust Company, National Association (filed as Exhibits 10.2 through 10.6 to this Form 8-K). In accordance with Interpretation No. 45 (FIN 45) issued by the Financial Accounting Standards Board, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others,” we will not record an additional liability for the guarantees since the debt obligation of our subsidiary’s loan agreement will be reported in our consolidated financial statements.

      We note that certain of the counterparties to the agreements described above have performed from time to time and may in the future perform various financial advisory and investment and commercial banking services for us and our affiliates in the ordinary course of business, for which they received or may continue to receive customary fees and expenses. Goldman, Sachs & Co. assisted us with a divestiture that closed September 28, 2004, for which it received customary fees and expenses. Bank of America, N.A., an affiliate of Banc of America Securities LLC, is administrative agent and lender under our existing credit facilities and ABN AMRO Bank N.V., an affiliate of ABN AMRO Incorporated, The Bank of Nova Scotia, an affiliate of Scotia Capital (USA) Inc., Barclays Bank PLC, an affiliate of Barclays Capital Inc., Deutsche Bank Securities Inc. or its affiliate, Goldman Sachs Credit Partners L.P., an affiliate of Goldman, Sachs & Co., JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc., Merrill Lynch Capital Corporation, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated and an affiliate of UBS Securities LLC, are lenders under our existing credit facilities. Each of these banks received customary fees and expense reimbursements in connection with underwriting the loans under our existing credit facilities. Bank of America, N.A., an affiliate of Banc of America Securities LLC, is administrative agent and lender under our amended and restated credit facilities, Deutsche Bank Securities Inc., is a co-syndication agent and Barclays Bank PLC, an affiliate of Barclays Capital Inc., is a co-syndication agent and lender under our amended and restated credit facilities. Deutsche Bank AG, New York Branch, an affiliate of Deutsche Bank Securities Inc., Merrill Lynch Capital Corporation, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs Credit Partners L.P., an affiliate of Goldman, Sachs & Co., The Bank of Nova Scotia, an affiliate of Scotia Capital (USA) Inc., ABN AMRO Bank N.V., an affiliate of ABN AMRO Incorporated, JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities Inc. an affiliate of UBS Securities LLC are lenders under our amended and restated credit facilities. Each of these banks received or will receive customary fees and expense reimbursements in connection with underwriting the loans under the amended and restated credit facilities.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

Exhibit
Number	Exhibit Description

1.1*	Underwriting Agreement, dated December 14, 2004, among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein, Goldman Sachs & Co., as representative of the underwriters, and M.R. Beal & Company, as qualified independent underwriter.

4.1*	Senior Indenture, dated as of December 22, 2004, between Reliant Energy, Inc. and Wilmington Trust Company, as trustee.

4.2*	First Supplemental Indenture, dated as of December 22, 2004, among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and Wilmington Trust Company, as trustee.

4.3*	Form of 6.75% Senior Secured Notes due 2014 (filed as an Exhibit A to Exhibit 4.2 above).

10.1	Second Amended and Restated Credit and Guaranty Agreement dated as of December 22, 2004, among Reliant Energy, Inc. and Bank of America, N.A., Barclays Bank, PLC and Deutsche Bank AG, New York Branch, Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and the other lenders party thereto.

10.2	Guarantee Agreement (Series 2001A), dated as of December 22, 2004, by and among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and J.P. Morgan Trust Company, National Association, as trustee.

10.3	Guarantee Agreement (Series 2002A), dated as of December 22, 2004, by and among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and J.P. Morgan Trust Company, National Association, as trustee.

10.4	Guarantee Agreement (Series 2002B), dated as of December 22, 2004, by and among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and J.P. Morgan Trust Company, National Association, as trustee.

10.5	Guarantee Agreement (Series 2003A), dated as of December 22, 2004, by and among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and J.P. Morgan Trust Company, National Association, as trustee.

10.6	Guarantee Agreement (Series 2004A), dated as of December 22, 2004, by and among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and J.P. Morgan Trust Company, National Association, as trustee.

* These documents are filed with reference to and are hereby incorporated by reference into the registration statement on Form S-3 (File No. 333-107296), filed on December 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC. (Registrant)

Date: December 27, 2004	By:
/s/ Michael L. Jines

Michael L. Jines
Senior Vice President, General Counsel and
Corporate Secretary
(Senior Vice President and Corporate Secretary)

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

1.1*	Underwriting Agreement, dated December 14, 2004, among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein, Goldman Sachs & Co., as representative of the underwriters, and M.R. Beal & Company, as qualified independent underwriter.

4.1*	Senior Indenture, dated as of December 22, 2004, between Reliant Energy, Inc. and Wilmington Trust Company, as trustee.

4.2*	First Supplemental Indenture, dated as of December 22, 2004, among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and Wilmington Trust Company, as trustee.

4.3*	Form of 6.75% Senior Secured Notes due 2014 (filed as an Exhibit A to Exhibit 4.2 above).

10.1	Second Amended and Restated Credit and Guaranty Agreement dated as of December 22, 2004, among Reliant Energy, Inc. and Bank of America, N.A., Barclays Bank, PLC and Deutsche Bank AG, New York Branch, Goldman Sachs Credit Partners L.P., Merrill Lynch Capital Corporation and the other lenders party thereto.

10.2	Guarantee Agreement (Series 2001A), dated as of December 22, 2004, by and among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and J.P. Morgan Trust Company, National Association, as trustee.

10.3	Guarantee Agreement (Series 2002A), dated as of December 22, 2004, by and among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and J.P. Morgan Trust Company, National Association, as trustee.

10.4	Guarantee Agreement (Series 2002B), dated as of December 22, 2004, by and among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and J.P. Morgan Trust Company, National Association, as trustee.

10.5	Guarantee Agreement (Series 2003A), dated as of December 22, 2004, by and among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and J.P. Morgan Trust Company, National Association, as trustee.

10.6	Guarantee Agreement (Series 2004A), dated as of December 22, 2004, by and among Reliant Energy, Inc., the subsidiaries of Reliant Energy, Inc. named therein and J.P. Morgan Trust Company, National Association, as trustee.

* These documents are filed with reference to and are hereby incorporated by reference into the registration statement on Form S-3 (File No. 333-107296), filed on December 10, 2003.